UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Center Coast Brookfield MLP & Energy Infrastructure Fund
(Exact Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Brookfield Place, 250 Vesey Street
New York, New York 10281-1023

NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS

August 11, 2022

To the Shareholders:

Notice is hereby given to holders of common shares of beneficial interest, par value $0.01 per share ("Shares") of Center Coast Brookfield MLP & Energy Infrastructure Fund, a Delaware statutory trust (the "Fund"), that the 2022 Annual Meeting of Shareholders (the "Meeting") will be held on Friday, September 9, 2022, at 8:30 a.m., Eastern Time, for the following purposes:

1.  To consider and vote upon the election of the Class II Trustees by holders of Shares, each to serve until the third annual meeting following his election and until his successor is duly elected and qualifies (Proposal 1).

2.  To transact any other business that may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Trustees recommends that you vote "FOR" the nominees named in the proxy statement. A hedge fund managed by Saba Capital Management, L.P. ("Saba") has taken a position in the Fund and had submitted a notice of intent to nominate two persons for election to the Board of Trustees at the Meeting. The Adviser, the Board of Trustees and Saba have agreed upon the following:

1.  Saba has agreed not to nominate any persons for election to the Board of Trustees at the Meeting;

2.  If requested by Saba, the Board of Trustees and the Adviser agreed to hold a special election at the Fund's annual meeting in 2023 with respect to the Class II Trustees (in addition to the regular election of the Class III Trustees);

3.  The current Class II Trustees agreed to resign the balance of their term (if elected this year) if another candidate receives sufficient votes to satisfy the election of director requirements of local law and the Fund's Declaration of Trust and By-laws ("Sufficient Votes") at the special election in 2023; and

4.  The Board of Trustees agreed to fill any vacancies created by the resignations of either Class II Trustees next year with the Trustee candidates that receive Sufficient Votes in the special election, to serve the balance of that term.

The Adviser and the Board of Trustees believe this agreement is in the interests of the Fund and its shareholders.

Due to the public health impact of the coronavirus pandemic (COVID-19), and to support the health and well-being of Fund shareholders, the Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person. In order to participate in and vote at the Meeting, shareholders of record as of the close of business on August 5, 2022 (the "Record Date") need to register for the Meeting. If you owned Shares as of the Record Date and wish to participate in the Meeting, you must email AST Fund Solutions, LLC ("AST") at attendameeting@astfinancial.com or call AST toll-free at 1-866-387-9392, in order to register to attend the Meeting, obtain the credentials to access the Meeting, and verify that you were a shareholder on the Record Date. If you are a record owner of Shares, please have your 15-digit control number on your proxy card available when you call or include it in your email. You may vote during the Meeting by following the instructions that will be available on the Meeting website.

If you hold your Shares through an intermediary, such as a bank or broker, as of the Record Date, you must provide a legal proxy from that institution in order to vote your Shares at the Meeting. You may forward an email from your intermediary or attach an image of your legal proxy and transmit it via an email to AST at attendameeting@astfinancial.com and you should label the email "Legal Proxy" in the subject line. If you hold your Shares through an intermediary as of the Record Date and wish to attend, but not vote at, the Meeting, you must verify to AST that you owned Shares as of the Record Date through an account statement or some other similar means.

Requests for registration must be received by AST no later than 5:00 p.m., Eastern Time, on September 8, 2022. You will then receive a confirmation email from AST of your registration and a control number that will allow you to vote at the Meeting.

Shareholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. You are being asked to participate at the Meeting either virtually or by proxy. If you attend the Meeting and are a shareholder of record as of the close of business on the Record Date, you may vote your Shares at the Meeting. Regardless of whether you plan to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy. This is important to ensure a quorum at the Meeting.

In addition to authorizing a proxy to vote by mail, you may also authorize a proxy to vote your Shares via the Internet or telephone, as follows:

To vote by the Internet:

(1)  Read the Proxy Statement and have the enclosed proxy card at hand.

(2)  Go to the website that appears on the enclosed proxy card.

(3)  Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

To vote by telephone:

(1)  Read the Proxy Statement and have the enclosed proxy card at hand.

(2)  Refer to the toll-free number that appears on the enclosed proxy card.

(3)  Follow the instructions.

We encourage you to authorize a proxy to vote your Shares via the Internet using the control number that appears on your enclosed proxy card. Use of Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. If you should have any questions about this Notice or the proxy materials, we encourage you to call us at (855) 777-8001.

By Order of the Board of Trustees,

/s/ Brian Hurley

Brian Hurley
President

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 9, 2022

The Fund's Notice of 2022 Annual Meeting of Shareholders, Proxy Statement and Form of Proxy are available on the Internet at https://publicsecurities.brookfield.com/en.

WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. AT THE MEETING OF SHAREHOLDERS, THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE VOTES ENTITLED TO BE CAST ARE REPRESENTED. IN THAT EVENT, THE MEETING MAY BE ADJOURNED AND THE FUND, AT THE SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.  All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Director

Trust Accounts

(1) ABC Trust	Jane B. Doe, Director
(2) Jane B. Doe, Director u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Brookfield Place, 250 Vesey Street
New York, New York 10281-1023

PROXY STATEMENT

This Proxy Statement is furnished to the holders of common shares of beneficial interest, par value $0.01 per share ("Shares") of Center Coast Brookfield MLP & Energy Infrastructure Fund, a Delaware statutory trust (the "Fund"), of proxies to be exercised at the 2022 Annual Meeting of Shareholders (the "Meeting") of the Fund to be held on Friday, September 9, 2022, at 8:30 a.m., Eastern Time (and at any adjournment or postponements thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying form of proxy are first being sent to shareholders on or about August 11, 2022.

Due to the public health impact of the coronavirus pandemic (COVID 19) and to support the health and well-being of Fund shareholders, the Meeting will be held solely on the internet by virtual means. You will not be able to attend the Meeting in person.

The persons named as proxy holders on the proxy card will vote in accordance with your instructions and, unless specified to the contrary, will vote "FOR" the election of the Class II Trustee nominees. The close of business on August 5, 2022, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting. Each Share is entitled to one vote for each matter properly presented at the Meeting. Votes may not be cumulated. At the close of business on the Record Date, the Fund had 4,929,945 Shares.

Under the Declaration of Trust of the Fund, the holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum for the purposes of conducting business at such meeting of the Shareholders. In the event that a quorum is not present at the Meeting or otherwise, the chair of the Meeting has the power to adjourn the Meeting from time to time, to a date not more than 180 days after the Record Date without notice other than announcement at the Meeting.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), if any, will be treated as Shares that are present for quorum purposes but not "entitled to vote." Abstentions will have the same effect as votes against Proposal 1. Broker "non-votes" will have no effect on the outcome of the vote on Proposal 1. Since banks and brokers will have discretionary authority to vote Shares in the absence of voting instructions from shareholders with respect to Proposal 1, we expect that there will be no broker "non-votes."

Shareholders who execute proxies retain the right to revoke them by: (a) written notice received by the Secretary of the Fund at any time before that proxy is exercised; (b) signing a proxy bearing a later date or; (c) attending the Meeting and voting in person (attendance at the Meeting will not, by itself, revoke a properly executed proxy). If you hold your Shares in "street name" (that is, through a broker or other nominee), you should instruct your broker or nominee how to vote your Shares by following the voting instructions provided by your broker or nominee.

In order to participate in and vote your Shares at the Meeting, shareholders as of the Record Date need to register for the Meeting.

If you are a registered holder, and wish to attend and vote at the Meeting, you must:

•  Send an email including your full name and address to the Fund's proxy solicitor, AST Fund Solutions, LLC ("AST"), at attendameeting@astfinancial.com with "Center Coast Brookfield MLP & Energy Infrastructure Fund virtual meeting" in the subject line. After receiving this information, AST will then email you the virtual meeting access information and instructions for voting during the Meeting. You will need the control number found on your proxy card as part of the registration process.

If your Shares are registered in the name of your broker, bank, or other agent, you are the "beneficial owner" of those Shares and those Shares are considered as held in "street name." If you hold your Shares in "street name" and wish to attend and vote at the Meeting, you must:

•  Obtain a legal proxy from your broker, bank or other nominee reflecting the Fund's name, the number of Shares you held as of the Record Date, as well as your name and address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy via email to AST at attendameeting@astfinancial.com with "Legal Proxy" in the subject line. After receiving this information, AST will then email you the virtual meeting access information and instructions for voting during the Meeting.

You will receive a confirmation of your registration by email after AST receives your registration materials. If you wish to vote your Shares electronically at the Meeting, please follow the instructions provided by AST in its confirmation email. On the day of the Meeting, we encourage you to access the Meeting prior to start time leaving ample time to check in.

PLEASE DO NOT SEND BACK ANY PROXY CARD YOU MAY RECEIVE FROM SABA, EVEN TO WITHHOLD VOTES ON THE HEDGE FUND NOMINEES, AS THIS WILL CANCEL YOUR PRIOR VOTE FOR THE BOARD OF DIRECTORS' NOMINEES ("BOARD NOMINEES"). ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING.

Shareholders may request copies of the Fund's most recent annual report, including the financial statements, without charge, by writing to Investor Relations, Center Coast Brookfield MLP & Energy Infrastructure Fund, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. These reports also are available on the Fund's website at https://publicsecurities.brookfield.com/en. These documents have been filed with the Securities and Exchange Commission and are available at www.sec.gov.

PROPOSAL 1: ELECTION OF CLASS II TRUSTEES

The Board of Trustees (the "Board") is divided into three classes: Class I, Class II and Class III. The terms of office of the present Trustees in each class expire at the Meeting in the year indicated and when their respective successors are elected and qualify: Class I, 2024, Class II, 2022 and Class III, 2023. Trustees elected to succeed those whose terms are expiring will be identified as being of that same class and will be elected to serve until the third annual meeting after their election and until their successors are duly elected and qualify.

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to so vote) for the re-election of Messrs. Edward Kuczmarski and Stuart McFarland, each a Class II Independent Trustee nominee. Messrs. Kuczmarski and McFarland have indicated that they will serve if elected, but if they should be unable to serve or for good cause will not serve, the proxy or proxies will be voted for any other persons determined by the persons named in the proxy in accordance with their discretion. If elected, Messrs. Kuczmarski and McFarland will serve until the 2025 Annual Meeting of Shareholders and until their respective successors are duly elected and qualify.

The Fund's Board has determined that Messrs. Kuczmarski and McFarland, as well as Mr. William H. Wright II and Ms. Heather Goldman are each independent under the criteria for independence set forth in the listing standards of the New York Stock Exchange. Mr. David Levi is considered an Interested Trustee. Therefore, upon election of the Class II Independent Trustee nominees by the Fund, the Fund will continue to meet the requirements of the New York Stock Exchange that a majority of trustees be independent.

As described above, there are two nominees for election to the Board at this time. The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Meeting at which a quorum is present is necessary to elect the Class II Trustee nominees.

A hedge fund managed by Saba Capital Management, L.P. ("Saba") has taken a position in the Fund and had submitted a notice of intent to nominate two persons for election to the Board of Trustees at the Meeting. The Adviser, the Board of Trustees and Saba have agreed upon the following:

1.  Saba has agreed not to nominate any persons for election to the Board of Trustees at the Meeting;

2.  If requested by Saba, the Board of Trustees and the Adviser agreed to hold a special election at the Fund's annual meeting in 2023 with respect to the Class II Trustees (in addition to the regular election of the Class III Trustees);

3.  The current Class II Trustees agreed to resign the balance of their term (if elected this year) if another candidate receives sufficient votes to satisfy the election of director requirements of local law and the Fund's Declaration of Trust and By-laws ("Sufficient Votes") at the special election in 2023; and

4.  The Board of Trustees agreed to fill any vacancies created by the resignations of either Class II Trustees next year with the Trustee candidates that receive Sufficient Votes in the special election, to serve the balance of that term.

The Adviser and the Board of Trustees believe this agreement is in the interests of the Fund and its shareholders.

The Board of Trustees recommends that the shareholders vote "FOR" the election of the nominees listed above to serve as the Class II Trustees until the Annual Meeting of Shareholders in 2025 and until their respective successors are duly elected and qualify.

Information Concerning Nominees and Trustees

The following table provides information concerning each of the Trustees and the Class II Trustee nominees of the Board, as of the date of this Proxy Statement. The nominees are listed in the table under "Class II Independent Trustee Nominees." The terms of the Class I and the Class III Trustees do not expire this year. The Fund has a retirement policy which sets a mandatory retirement age of 77 for the Trustees.

Name, Address and Year of Birth	Position(s) Held with Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee*

Class II Independent Trustee Nominees – If Elected, Terms Expire at the 2025 Annual Meeting of Shareholders

Edward A. Kuczmarski c/o Brookfield Place 250 Vesey Street New York, New York 10281-1023 Born: 1949	Trustee, Chair of the Board, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served since inception[1] Three-year Term	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Retired; Prior to that, Certified Public Accountant and Partner of Crowe Horwath LLP (1980-2013).	9
Stuart A. McFarland c/o Brookfield Place 250 Vesey Street New York, New York 10281-1023 Born: 1947	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served since inception[1] Three-year Term	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2000-Present); Managing Partner of Federal City Capital Advisors (1997-2021); Lead Independent Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-2021); Director of Steward Partners (2017-2021).	9

Name, Address and Year of Birth	Position(s) Held with Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee*

Class I Independent Trustee – Term Expires at the 2024 Annual Meeting of Shareholders

William H. Wright II c/o Brookfield Place 250 Vesey Street New York, New York 10281-1023 Born: 1960	Trustee, Chair of the Audit Committee, Member of the Nominating and Compensation Committee Served since August 1, 2020 Three-year Term	Director/Trustee of several investment companies advised by the Adviser (2020-Present); Director of Alcentra Capital Corporation (1940 Act BDC) (2018-2019); Advisory Director of Virtus Global Dividend & Income Fund, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Duff & Phelps Select Energy MLP Fund (2016-2019); Director of The Zweig Fund, Inc. and The Zweig Total Return Fund (2013-2019); Director of the Carlyle Group, TCG BDC, Inc., TCG BDC II, Inc. and Carlyle Secured Lending III (2020-Present).	9

Class I Interested Trustee – Term Expires at the 2024 Annual Meeting of Shareholders

David Levi** c/o Brookfield Place 250 Vesey Street New York, New York 10281-1023 Born: 1971	Trustee Served since 2018[1] Three-year Term	Director/Trustee of several investment companies advised by the Adviser (2017-Present); Chief Executive Officer of Brookfield Public Securities Group LLC (the "Adviser") (2019-Present); President of the Adviser (2016-2019); Managing Partner of Brookfield Asset Management Inc. (2015-Present).	9

Name, Address and Year of Birth	Position(s) Held with Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee*

Class III Independent Trustee – Term Expires at the 2023 Annual Meeting of Shareholders

Heather S. Goldman c/o Brookfield Place 250 Vesey Street New York, New York 10281-1023 Born: 1967	Trustee, Member of the Audit Committee, Chair of the Nominating and Compensation Committee Served since 2018[1] Three-year Term	Director/Trustee of several investment companies advised by Brookfield Public Securities Group LLC (the "Adviser") (2013-Present); Board Director of Gesher USA (2015-Present); Trustee of the Nevada Museum of Art (2016-2018); Member of the Honorary Board of University Settlement House (2014-Present); Co-founder and CEO of Capstak, Inc. (2014-2018); Chair of Capstak, Inc. (2016-2018); Director and President of The Montage Owners Association (2021-Present).	9

*  The Fund Complex is comprised of the Fund, Brookfield Investment Funds (6 series of underlying portfolios), Brookfield Real Assets Fund Income Fund Inc. and Oaktree Diversified Income Fund Inc.

**  Designates individuals who are "interested persons" of the Fund, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of affiliations with the Adviser.

1  Seated, February 2, 2018.

Officers of the Funds

The officers of the Fund are elected by the Board either at its annual meeting, or at any subsequent regular or special meetings of the Board. The Board of the Fund has appointed four officers, each to hold office at the discretion of the Board until his successor is elected and qualifies or until his resignation or removal. Except where dates of service are noted, all officers listed below were appointed on February 2, 2018. The following table sets forth information concerning each officer of the Fund as of the date of this Proxy Statement:

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley** c/o Brookfield Place 250 Vesey Street New York, New York 10281-1023 Born: 1977	President	Served since 2018

President of several investment companies advised by the Adviser (2014-Present); Managing Director (2014-Present), Assistant General Counsel (2010-2017) and General Counsel (2017-Present) of the Adviser; Managing Partner of Brookfield Asset Management Inc. (2016-Present); Director of Brookfield Soundvest Capital Management (2015-2018).

Casey Tushaus ** c/o Brookfield Place 250 Vesey Street New York, New York 10281-1023 Born: 1982	Treasurer	Served since February 25, 2021[1]

Treasurer of several investment companies advised by the Adviser (2021-Present); Assistant Treasurer of several investment companies advised by the Adviser (2016-2021); Vice President of the Adviser (2014-Present).

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Adam R. Sachs** c/o Brookfield Place 250 Vesey Street New York, New York 10281-1023 Born: 1984	Chief Compliance Officer ("CCO")	Served since 2018

Chief Compliance Officer of several investment companies advised by the Adviser (2017-Present); Director of the Adviser (2017-Present); Chief Compliance Officer of Brookfield Investment Management (Canada) Inc. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).

Mohamed Rasul** c/o Brookfield Place 250 Vesey Street New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2018	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2019-Present); Assistant Vice President of the Adviser (2014-2019).

**  Designates individuals who are "interested persons" of the Fund, as defined by the 1940 Act, because of affiliations with the Adviser.

1  Casey Tushaus was appointed by the Board as the Treasurer of the Fund on February 25, 2021. Previously, Mr. Tushaus served as Assistant Treasurer of the Fund since 2018.

Share Ownership

As of the Record Date, the Trustee nominees, Trustees, and officers of the Fund beneficially owned individually and collectively as a group less than 1% of the outstanding Shares of the Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Trustee of the Fund and of all funds overseen by each Trustee in the Adviser's family of investment companies (the "Fund Complex") as of December 31, 2021. The Fund Complex is comprised of the Fund, Brookfield Real Assets Income Fund Inc., Oaktree Diversified Income Fund Inc., and Brookfield Investment Funds and its six series of underlying portfolios: Brookfield Global Listed Real Estate Fund, Brookfield Global Listed Infrastructure Fund, Brookfield Real Assets Securities Fund, Brookfield Global Renewables & Sustainable Infrastructure Fund, Center Coast Brookfield Midstream Focus Fund, and Oaktree Emerging Markets Equity Fund. The cost of each Trustee's investment in the Fund Complex may vary from the current dollar range of equity securities shown below, which is calculated on a market value basis as of December 31, 2021. The information as to beneficial ownership is based on statements furnished to the Fund by each Trustee.

Name of Nominees/Trustees	Dollar Range of Equity Securities Held in the Fund[1]	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies[1]
Independent Trustee Nominees
Edward A. Kuczmarski	C	E
Stuart A. McFarland	B	E
Independent Trustees
Heather S. Goldman	A	D
William H. Wright II	A	A
Interested Trustee
David Levi	A	A

1  Key to Dollar Ranges:

  A. None

  B. $1 – $10,000

  C. $10,001 – $50,000

  D. $50,001 – $100,000

  E. Over $100,000

Information Regarding the Board and its Committees

The Role of the Board

The business and affairs of the Fund are managed under the direction of the Board. The Board provides oversight of the management and operations of the Fund. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Fund is the responsibility of various service providers to the Fund, such as the Fund's investment adviser and administrator, custodian, and transfer agent, each of whom are discussed in greater detail in the Fund's Statement of Additional Information. The Board approves all significant agreements between the Fund and its service providers. The Board has appointed senior employees of the Adviser as officers of the Fund, with responsibility to monitor and report to the Board on the Fund's day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Fund's operations. The Board has appointed a Chief Compliance Officer who administers the Fund's compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal "Board meetings" which are typically held quarterly, in person, and involve the Board's review of recent Fund operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled "Board meetings," to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund's investments, operations, or activities.

Board Leadership Structure

The Fund's Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. Currently, 80% of the members of the Board, including the Chair of the Board, are not "interested persons," as defined in the 1940 Act, of the Fund (the "Independent Trustees"), which are Trustees that are not affiliated with the Adviser or its affiliates. The Board has established three standing committees, an Audit Committee, a Nominating and Compensation Committee, and a Qualified Legal Compliance Committee (the "QLCC") (collectively, the "Committees"), which are discussed in greater detail below. The Audit Committee, Nominating and Compensation Committee, and QLCC are comprised entirely of Independent Trustees. Each of the Independent Trustees helps identify matters for consideration by the Board and the Chair has an active role in the agenda-setting process for Board meetings. Mr. Kuczmarski, a Class II Trustee, serves as Chair of the Board. The Audit and Nominating and Compensation Committee Chairs also have active roles in the agenda setting process for the Audit and Nominating and Compensation Committee meetings. Mr. Wright, a Class I Trustee, serves as Chair of the Audit

Committee, and Ms. Goldman, a Class III Trustee, serves as Chair of the Nominating and Compensation Committee. The Fund's Board has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board's oversight function. For example, although the 1940 Act requires that at least 40% of a fund's trustees not be "interested persons," as defined in the 1940 Act, the Board has determined that the Independent Trustees should constitute at least a majority of the Board. The Board has determined that its leadership structure is appropriate. In addition, the Board also has determined that the structure, function, and composition of the Committees are appropriate means to provide effective oversight on behalf of Fund Shareholders. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Fund.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives, and reviews reports from senior personnel of the Adviser and Administrator (including senior compliance, financial reporting, and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Fund's Chief Compliance Officer to discuss compliance risks relating to the Fund, the Adviser and the Fund's other service providers. The Audit Committee supports the Board's oversight of risk management in a variety of ways, including meeting regularly with the Fund's Treasurer and with the Fund's independent registered public accounting firm and, when appropriate, with other personnel employed by the Adviser to discuss, among other things, the internal control structure of the Fund's financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Fund's Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Adviser's internal audit group as to these and other matters.

Information about Each Trustee's Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees, including the Class II Trustee nominees, has the qualifications, experience, attributes, and skills ("Trustee Attributes") appropriate to serve as a Trustee of the Fund in light of the Fund's business and structure. Certain of these business and/or professional experiences are set forth in detail in the table above. The Trustees have substantial board experience or other professional experience and have demonstrated a commitment to discharging their oversight responsibilities as Trustees. The Board, with the assistance of the Nominating and Compensation Committee, annually conducts a "self-assessment" wherein the performance of the Board and the Committees are reviewed.

In addition to the information provided in the table above, below is certain additional information regarding each Trustee, including the Class II Trustee nominees, and certain of their Trustee Attributes. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment and ask incisive questions, and commitment to shareholder interests. In conducting its self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Fund.

•  Edward A. Kuczmarski – In addition to his tenure as a Trustee of the Fund, Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant. He also has served on the board of directors/trustees for several other investment management companies. In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director/trustee and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Kuczmarski serves as Chair of the Board of Trustees and is a member of the Nominating and Compensation Committee and the Audit Committee.

•  Stuart A. McFarland – In addition to his tenure as a Trustee of the Fund, Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring, and corporate finance. He previously served in senior executive management roles in the private sector, including serving as the Executive Vice President and Chief Financial Officer of Fannie Mae and as the Executive Vice President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland currently serves on the board of directors/trustees for various other investment management companies and non-profit entities and was the Managing Partner of Federal City Capital Advisors. Mr. McFarland is a member of the Audit Committee and the Nominating and Compensation Committee.

•  Heather S. Goldman – In addition to her tenure as a Trustee of the Fund, Ms. Goldman has extensive experience in executive leadership, business development and marketing of investment vehicles similar to those managed by the Adviser. Ms. Goldman is a capital markets financial services and tech executive, who over a twenty-plus year career has worked in a senior capacity across a diverse array of firms in the private equity, investment management and commercial banking industries. She previously served as head of global marketing for the Adviser, and as such has extensive knowledge of the Adviser, its operations, and personnel. She also has experience working in other roles for the parent company of the Adviser. Prior to working with the Adviser, and for nearly five years, she acted as CEO and Chair, co-founding and managing Capital Thinking, a financial services risk-management technology company in New York. Ms. Goldman is a member of the Audit Committee and is Chair of the Nominating and Compensation Committee.

•  William H. Wright II – In addition to his tenure as a Trustee of the Fund, Mr. Wright has extensive experience in executive leadership, investment banking and corporate finance. He previously served as a Managing Director of Morgan Stanley until his retirement in 2010, having joined the firm in 1982. During his career in investment banking at Morgan Stanley, Mr. Wright headed the corporate finance execution group, where he was responsible for leading and coordinating teams in the execution of complex equity offerings for multinational corporations. Following his career in investment banking. Mr. Wright served on the board of directors/trustees for various other investment management companies and non-profit entities. Mr. Wright serves as Chair of the Audit Committee and is a member of the Nominating and Compensation Committee.

•  David Levi – In addition to his tenure as a Trustee of the Fund, Mr. Levi is Chief Executive Officer of the Adviser and a Managing Partner of Brookfield Asset Management Inc. He has over 26 years of industry experience in asset management. Mr. Levi's background includes extensive strategy-related, client-facing and business development experience globally within both the institutional and high net worth markets. Prior to joining the Adviser in 2014, Mr. Levi was Managing Director and Head of Global Business Development at Nuveen Investments, after holding similar positions at AllianceBernstein Investments and Legg Mason and senior strategy roles within J.P. Morgan Asset Management. Mr. Levi is a Fellow of the 2019 class of the Aspen Finance Leaders Fellowship, is a member of the Aspen Global Leadership Network, and holds the Chartered Financial Analyst® designation. He earned a Master of Business Administration degree from Columbia University and a Bachelor of Arts degree from Hamilton College. His position of responsibility at the Adviser, in addition to his knowledge of the firm and experience in financial services, has been determined to be valuable to the Board in its oversight of the Fund.

Nominating and Compensation Committee Considerations for Independent Trustees

The Nominating and Compensation Committee evaluates candidates' qualifications for Board membership. When evaluating candidates, the Nominating and Compensation Committee considers a number of attributes including leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director/trustee or executive experience, industry knowledge, business judgment and specific experiences or expertise that would complement or benefit the Board as a whole. The Nominating and Compensation Committee also may consider other factors/attributes as it may determine appropriate in its own judgment. The Nominating and Compensation Committee believes that the significance of each nominee's background, experience, qualifications, attributes, or skills must be considered in the context of the Board as a whole. As a result, the Nominating and Compensation Committee has not established a litmus test or quota relating to these matters that must be satisfied before an individual may serve as a director/trustee. The Nominating and Compensation Committee believes that board effectiveness is best evaluated at a group level, through the annual self-assessment process. Through this process, the Nominating and Compensation Committee considers whether the Board as a whole has an appropriate level of sophistication, skill, and business acumen and the appropriate range of experience and background. The diversity of a candidate's background or experiences, when considered in comparison to the background and experiences of other members of the Board, may or may not impact the Nominating and Compensation Committee's view as to the candidate. In evaluating these matters, the Nominating and Compensation Committee typically considers the following minimum criteria:

•  With respect to nominations for Independent Trustees, nominees shall be independent of the Adviser and other principal service providers. The Nominating and Compensation Committee of the Fund shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

•  Independent Trustee nominees must qualify for service on the Fund's Audit Committee under the rules of the New York Stock Exchange (including financial literacy requirements) or of another applicable securities exchange.

•  With respect to all Trustees, a proposed nominee must qualify under all applicable laws and regulations.

•  The Nominating and Compensation Committee of the Fund also may consider such other factors as it may determine to be relevant.

Board Meetings

The Fund's Board held four regular meetings during the fiscal year ended September 30, 2021, and each Trustee attended at least 75% of the meetings of the Fund's Board of Trustees and of the Committees on which he or she served. Through the calendar year ended December 31, 2021, the Fund's Board held six additional special meetings. The Chair of the Board of Trustees, who is elected by the Independent Trustees, will preside at each executive session of the Board, or if one has not been designated, the Chair of the Nominating and Compensation Committee shall serve as such.

Audit Committee

The Fund has a standing Audit Committee that was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which currently consists of Messrs. Kuczmarski, McFarland, Wright, and Ms. Goldman, all of whom are Independent Trustees. The principal functions of the Audit Committee are to review the Fund's audited financial statements, to select the Fund's independent auditors, to review with the Fund's auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in connection therewith. During the Fund's fiscal year ended September 31, 2021, the Audit Committee held four Committee meetings. Mr. Wright serves as Chair of the Audit Committee, and the Board has determined that Messrs. Wright, McFarland and Kuczmarski each qualify and are designated as an "audit committee financial expert," as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission.

The Fund's Board of Trustees has adopted a written charter for its Audit Committee, which is available on the Fund's website at https://publicsecurities.brookfield.com/en. A copy of the Fund's Audit Committee Charter is also available free of charge, upon request directed to Investor Relations, Center Coast Brookfield MLP & Energy Infrastructure Fund, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Nominating and Compensation Committee

The Fund has a Nominating and Compensation Committee, which currently consists of Messrs. Kuczmarski, McFarland, Wright, and Ms. Goldman, all of whom are Independent Trustees and independent as independence is defined in New York Stock Exchange, Inc.'s listing standards. During the Fund's fiscal year ended September 31, 2021, the Nominating and Compensation Committee held two Committee meetings. Ms. Goldman serves as Chair of the Nominating and Compensation Committee. The function of the

Fund's Nominating and Compensation Committee is to recommend candidates for election to its Board as Independent Trustees. The Fund's Nominating and Compensation Committee evaluates each candidate's qualifications for Board membership and their independence from the Adviser and other principal service providers.

The Nominating and Compensation Committee will consider nominees recommended by shareholders who, separately or as a group, own at least one percent of the Fund's Shares. For a list of the minimum criteria used by the Nominating and Compensation Committee to assess a candidate's qualifications, please see "Nominating and Compensation Committee Considerations for Independent Trustees" above.

When identifying and evaluating prospective nominees, the Nominating and Compensation Committee reviews all recommendations in the same manner, including those received by shareholders. The Nominating and Compensation Committee first determines if the prospective nominee(s) meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications as set forth above are then to be considered by the Nominating and Compensation Committee with respect to any other qualifications deemed to be important. Those proposed nominees meeting the minimum and other qualifications and determined by the Nominating and Compensation Committee as suitable are nominated for election by the Committee.

Shareholder recommendations should be addressed to the Nominating and Compensation Committee in care of the Secretary of the Fund and sent to Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. Shareholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable. The Fund's Nominating and Compensation Committee also determines the compensation paid to the Independent Trustees. The Board has adopted a written charter for its Nominating and Compensation Committee, which is available on the Fund's website at https://publicsecurities.brookfield.com/en. A copy of the Fund's Nominating and Compensation Committee Charter is also available free of charge, upon request directed to Investor Relations, Center Coast Brookfield MLP & Energy Infrastructure Fund, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

The Fund's Nominating and Compensation Committee has recommended Messrs. Kuczmarski and McFarland as nominees for election and the Fund's Board of Trustees has nominated Messrs. Kuczmarski and McFarland to serve as the Class II Trustees.

Qualified Legal Compliance Committee

The Fund has a standing Qualified Legal Compliance Committee ("QLCC"). The QLCC was formed for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the "issuer attorneys"). An issuer attorney who becomes aware of evidence of a material violation by the Fund, or by any officer, Trustee, employee, or agent of the Fund, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially "up the ladder" to other entities). The QLCC meets as needed. During the calendar year ended December 31, 2021, the Fund's QLCC did not meet. The QLCC currently consists of Messrs. Kuczmarski, McFarland, Wright and Ms. Goldman.

Code of Ethics

Code of Ethics. The Fund has adopted a code of ethics that applies to all of its Trustees and officers and any employees of the Fund's external manager or its affiliates who are involved in the Fund's business and affairs. The code of ethics is designed to comply with Securities and Exchange Commission regulations and New York Stock Exchange listing standards related to codes of conduct and ethics and is available on the Fund's website at https://publicsecurities.brookfield.com/en. A copy of the Fund's code of ethics also is available free of charge, upon request directed to Investor Relations, Center Coast Brookfield MLP & Energy Infrastructure Fund, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

There is no family relationship between any of the Fund's current officers or Trustees. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of the Fund's officers or Trustees from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony, nor are any of the officers or Trustees of any corporation or entity affiliated with the Fund so enjoined.

Compensation of Trustees and Executive Officers

No remuneration was paid by the Fund to persons who were directors, officers or employees of the Adviser or any affiliate thereof for their services as Trustees or officers of the Fund. Each Trustee of the Fund, other than those who are officers or employees of the Adviser or any affiliate thereof, was entitled to receive from the Fund a Fund Complex fee. For the calendar year ended December 31, 2021, the aggregate annual retainer paid to each Independent Trustee of the Board for the Fund Complex was $190,000. Effective January 1, 2022, the aggregate annual retainer paid to each Independent Trustee of the Board for the Fund Complex is $205,000. The Independent Chair of the Fund Complex and the Chair of the Audit Committee each receive an additional payment of $30,000 per year, and the Chair of the Nominating and Compensation Committee receives an additional payment of $10,000 per year. The following table sets forth information concerning the compensation received by Trustees for the fiscal year ended September 30, 2021 for the Fund, which we refer to as fiscal 2021.

	Trustees' Aggregate Compensation from the Fund[1]	Total Trustees' Compensation from the Fund and the Fund Complex[2]
Independent Trustee Nominees
Edward A. Kuczmarski	$38,342	$235,833
Stuart A. McFarland	$32,993	$203,333
Independent Trustees
Heather S. Goldman	$32,993	$203,333
William H. Wright II	$32,993	$203,333
Interested Trustee
David W. Levi	N/A	N/A

1  Represents the total compensation paid to such persons from the Fund for the fiscal year ended September 30, 2021.

2  Represents the total compensation paid to such persons from the Fund Complex for the calendar year ended December 31, 2021.

Shareholder Communications with Board of Trustees and Board Attendance at Annual Meetings

The Fund's Board of Trustees provides a process for shareholders to send communications to the Board. Any shareholder who wishes to send a communication to the Board of Trustees of the Fund should send the communication to the attention of the Fund's Secretary at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Fund's Board of Trustees, then the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Fund's Secretary at the same address. All communications will be immediately forwarded to the appropriate individual(s).

The Fund's policy with respect to Trustees' attendance at annual meetings of shareholders is to encourage such attendance.

Audit Committee Report

On November 17, 2021, the Audit Committee (the "Audit Committee") of the Board of Trustees of the Fund reviewed and discussed with management the Fund's audited financial statements as of and for the fiscal year ended September 30, 2021. The Audit Committee discussed with Deloitte & Touche LLP ("Deloitte"), the Fund's independent registered public accounting firm, the matters required to be discussed by Rule 3526, Ethics and Independence, Communication with Audit Committee Concerning Independence.

The Audit Committee received and reviewed the written disclosures and the letter from Deloitte required by Rule 3520, Auditor Independence, and discussed with Deloitte, its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements referred to above be included in the Fund's Annual Report to Shareholders, as required by Section 30(e) of the Investment Company Act of 1940, as amended, and Rule 30d-1 promulgated thereunder, for the fiscal year ended September 30, 2021.

William H. Wright II – Audit Committee Chair
Edward A. Kuczmarski – Audit Committee Member
Stuart A. McFarland – Audit Committee Member
Heather S. Goldman – Audit Committee Member

Required Vote

The election of the listed nominees for Trustee requires the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Meeting at which a quorum is present. The Board of Trustees of the Fund recommends a vote "FOR" the election of the nominees to the Fund's Board of Trustees.

GENERAL INFORMATION

MANAGEMENT AND SERVICE PROVIDERS

The Adviser

Brookfield Public Securities Group LLC (the "Adviser" or "PSG"), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser and administrator to the Fund. Founded in 1989, the Adviser is a wholly-owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA) ("Brookfield"), a publicly held global asset manager focused on property, power, and other infrastructure assets with approximately $690 billion of assets under management as of December 31, 2021. In addition to the Fund, the Adviser's clients include financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds, high net-worth investors, and several other registered investment companies. The Adviser specializes in global listed real assets strategies and its investment philosophy incorporates a value-based approach towards investment. The business address of the Adviser and its officers and directors is Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. Subject to the authority and oversight of the Board of Trustees, the Adviser is responsible for the overall management of the Fund's business affairs. As of February 28, 2022, the Adviser and its subsidiaries had approximately $20 billion in assets under management.

The Administrator

Pursuant to an administration agreement, the Adviser also provides various administrative services to the Fund, including, among other responsibilities, preparing and coordinating reports and other materials to be supplied to the Board; preparing and/or supervising the preparation and filing with the applicable regulatory authority of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports and filings required of the Fund; supervising and monitoring the preparation of all required filings necessary to maintain the Fund's qualification and/or registration to sell Shares in all states where the Fund currently does, or intends to do business; coordinating the preparation, printing and mailing of all materials required to be sent to shareholders; coordinating the preparation and payment of Fund-related expenses; monitoring and overseeing the activities of the Fund's other service providers; reviewing and adjusting as necessary the Fund's daily expense accruals; monitoring daily, monthly and periodic compliance with respect to federal and state securities laws; and sending periodic information (i.e., performance figures) to service organizations that track investment company information.

The Sub-Administrator

Pursuant to a sub-administration agreement, U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services) ("USBFS" or the "Sub-Administrator"), 1201 South Alma School Road, Suite 3000, Mesa, Arizona 85210 acts as the Sub-Administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparing for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund Shares.

The Fund's Auditor

At a meeting held on November 17, 2021, the Audit Committee of the Fund unanimously recommended the selection of, and the Trustees unanimously approved, Deloitte as the Fund's independent registered public accounting firm for the current fiscal year ending September 30, 2022. The Fund is not submitting the Audit Committee's selection of Deloitte as the Fund's independent registered public accounting firm for ratification by its shareholders because doing so is not required by law. Although representatives of Deloitte are not expected to be present at the Meeting, they are expected to be available to respond to appropriate questions.

The following table sets forth the aggregate fees billed or to be billed to the Fund for services performed for the fiscal years ended September 30, 2021, 2020 and 2019, by Deloitte.

	2021	2020	2019
Audit fees	$53,000	$68,000	$52,000
Audit-related fees[1]	$0	$8,500	$10,500
Tax fees[2]	$91,350	$94,450	$74,938
All other fees[3]	$0	$0	$0

1  The aggregate fees billed for each of the last three fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund's financial statements. In particular, the Audit-related fees disclosed relate to consents issued by Deloitte to the Fund in connection with registration statement filings for the fiscal year ended September 30, 2021.

2  Tax fees consist of fees for review of tax returns and tax distribution requirements.

3  SSAE 16 Review (formerly, SAS No. 70) fees for the fiscal years ended September 30, 2021, 2020 and September 30, 2019, were $150,000, $145,000, and $145,000, respectively, which were billed by Deloitte to the Adviser.

As indicated above, the Board has adopted a written charter for the Audit Committee (the "Charter"), which is available on the Fund's website at https://publicsecurities.brookfield.com/en. The Fund's Audit Committee reviews the Charter at least annually and may recommend changes to the Board. Each member of the Audit Committee of the Fund is independent as independence is defined in the listing standards of the New York Stock Exchange. The Audit Committee has adopted policies and procedures for pre-approval of the engagement of the Fund's auditors. The Audit Committee evaluates the auditor's qualifications, performance, and independence at least annually by reviewing, among other things, the relationship between the auditor and the Fund, as well as the Adviser or any control affiliate of the Adviser, any material issues raised by the most recent internal quality control review and the auditor's internal quality control procedures.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Fund's Trustees and executive officers, and persons who own more than 10% of a registered class of the Fund's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Fund. Officers, Trustees and greater than 10% shareholders are required by Securities and Exchange Commission regulation to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such reports furnished to the Fund and written representations that no other reports were required, the Fund believes that all Section 16(a) filing requirements were complied with during the Fund's fiscal year ended September 30, 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To the knowledge of the Fund, as of the Record Date: (i) the Trustee nominees, Trustees, and officers of the Fund beneficially owned individually and collectively as a "group" (as defined in Section 13(d) of the Exchange Act) owned less than 1% of the outstanding Shares of the Fund; and (ii) other than the shareholders listed below, no person owned of record or owned beneficially more than 5% of the outstanding Shares of the Fund. This information is based on the Fund's review of filings made pursuant to Section 13 of the Exchange Act.

Name and Address	Class of Shares	Amount of Shares Beneficially Owned and Nature of Ownership[1]	Percentage of Class Owned[1]
Saba Capital Management, L.P. 405 Lexington Avenue, 58th Floor New York, NY 10174	Common Shares	1,205,402	24.45%
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	Common Shares	372,750	7.56%

1  The number of Shares are those beneficially owned as determined under the rules of the Securities Exchange and Commission, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any Shares as to which a person has sole or shared voting power or investment power and any Shares which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement.

OTHER BUSINESS

The Board of Trustees of the Fund does not know of any other matter which may come before the Meeting or any postponement or adjournment thereof. If any other matter properly comes before the Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the proxy to vote the proxies in accordance with their discretion on that matter.

PROPOSALS TO BE SUBMITTED BY SHAREHOLDERS

Any proposal of a shareholder intended to be included in our proxy statement for the 2023 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act, must be received by us no later than April 13, 2023, unless the date of our 2023 Annual Meeting of Shareholders is more than 30 days before or after September 8, 2023, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials. All proposals should be directed to the Secretary of the Fund, at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Pursuant to the current Bylaws of the Fund, nominations of individuals for election to the Board and the proposal of other business to be considered by the shareholders may be made at an annual meeting of shareholders by any shareholder who was a shareholder of record both at the time of giving of the prescribed notice by the shareholder and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business. For any nomination or other business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, and in the case of any such other business, such other business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder's notice must be delivered to the Secretary of the Fund not earlier than the 120th day, nor later than the 90th day, prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after September 9, 2023, in which case notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Fund). For matters to be presented at the 2023 Annual Meeting of Shareholders, the notice must be delivered to the Secretary of the Fund not earlier than April 13, 2023, and not later than June 12, 2023. The notification must be in the form prescribed by the current Bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for giving of a shareholder's notice as described above. Please contact the Secretary of the Fund for additional information about the advance notice requirements.

Shareholder proposals that are submitted in a timely manner, as described above, will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, mailing, and assembling material in connection with this solicitation of proxies will be borne by the Fund. In addition to the use of the mail, proxies may be solicited personally by officers of the Fund or by regular employees of the Adviser. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in connection therewith.

August 11, 2022

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Annual Meeting of Shareholders to be held on September 9, 2022

The undersigned hereby appoints Brian Hurley and Adam Sachs, each of them acting individually, as proxies for the undersigned with full power of substitution in each of them, to attend the virtual Annual Meeting of Shareholders of the Fund to be held on September 9, 2022, at 8:30 a.m., Eastern Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” Proposal 1.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Do you have questions? If you have any questions about how to vote your proxy or about the Annual Meeting of Shareholders in general, please call toll-free 1-800-859-8508.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

The proxy statement is available online at: https://vote.proxyonline.com/brookfield/docs/cen.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]#

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: •

PROPOSAL:

1.

To consider and vote upon the election of the Class II Trustees by holders of Shares, each to serve until the third annual meeting following his election and until his successor is duly elected and qualifies.

Nominees:

		FOR	AGAINST	ABSTAIN
	1.1 Mr. Edward Kuczmarski, Class II Independent Trustee	○	○	○
	1.2 Mr. Stuart McFarland, Class II Independent Trustee	○	○	○

2.	To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

You may vote on the internet, by telephone or by mail.  Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND.  REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE.  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

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[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]#